UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 19, 2008

MAINSTREET FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

United States	000-52298	20-1867479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

629 W. State Street, Hastings, Michigan	49058-1643
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (269) 945-9561

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 19, 2008, MainStreet Financial Corporation amended Article III, Section 15 of its bylaws to increase the age limitation for the election or appointment of a director from 70 to 72 years of age.  The revised bylaw provision reads as follows:

Section 15.  Age Limitation.  No person 72 years of age or above shall be eligible for election, re-election, appointment or re-appointment to the board of the MHC subsidiary holding company, immediately following the director becoming age 72.  This age limitation does not apply to director emeritus. If a director is also an employee of the MHC subsidiary holding company the provisions of this Section 15 shall not affect his or her status as an employee.

Our new bylaws are included in Exhibit 3.2 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

3.2           Bylaws of MainStreet Financial Corporation

EXHIBIT INDEX

Exhibit Number	Description

3.2	Bylaws of MainStreet Financial Corporation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MAINSTREET FINANCIAL CORPORATION

Date: March 20, 2008	By: /s/ David L. Hatfield David L. Hatfield President and Chief Executive Officer